UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2006

RELIV’ INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11768	37-1172197
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

136 Chesterfield Industrial Boulevard, Chesterfield, MO	63005
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(636) 537-9715

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item No. 2.02 - Results of Operations and Financial Condition

On March 2, 2006, Relìv International, Inc. issued a press release reporting earnings and other financial results for both its fourth quarter and year ended December 31, 2005. A copy of the press release is attached as Exhibit 99.

Item 9.01 - Financial Statements and Exhibits

(c) The following exhibit is attached hereto:

Exhibit No.	Exhibit

99	Press Release dated March 2, 2006 captioned: “Relìv International’s Net Income Advances 40 Percent in 2005, Driven by Strong Sales in the U.S. Market.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Reliv International, Inc. (Registrant)

Date: March 2, 2006	By:	/s/ Robert L. Montgomery
Robert L. Montgomery, Chief Executive Officer